                                                                      EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT
                        ------------------------------
                           As of September 21, 2000
                           ------------------------

SUBSIDIARIES OF GRUBB & ELLIS COMPANY

NAME AND                                                           STATE OF
--------                                                           --------
TRADE NAMES (if any)                                               INCORPORATION
--------------------                                               -------------

Adams-Cates Company                                                Georgia
Aequus Property Management Company                                 Texas
Collective Services, Inc.                                          Pennsylvania
Grubb & Ellis Affiliates, Inc.                                     Delaware
Grubb & Ellis Asset Services Company                               Delaware
Grubb & Ellis Colorado, Inc.                                       California
      Trade name:  Grubb & Ellis Company
Grubb & Ellis Europe, Inc.                                         California
Grubb & Ellis Institutional Properties, Inc.                       California
Grubb & Ellis Management Services, Inc.                            Delaware
Grubb & Ellis Mortgage Group, Inc.                                 California
Grubb & Ellis Mortgage Services, Inc.                              California
Grubb & Ellis New York, Inc.                                       New York
      Trade name: James Felt Realty Services
Grubb & Ellis of Nevada, Inc.                                      Nevada
Grubb & Ellis of Michigan, Inc.                                    Michigan
      Trade name: Grubb & Ellis Company
Grubb & Ellis of Oregon, Inc.                                      Washington
Grubb & Ellis Realty Advisers, Inc.                                California
Grubb & Ellis Southeast Partners, Inc.                             Florida
G&E Investor Properties I, Inc.                                    California
G&E Investor Properties III, Inc.                                  California
G&E Investor Properties IV, Inc.                                   California
HSM Inc.                                                           Texas
Leggat McCall/Grubb & Ellis, Inc.                                  Massachusetts
Montclair Insurance Company Ltd.                                   Bermuda
Oliver Realty, Inc.                                                Delaware
The Schuck Commercial Brokerage Company                            Colorado
Wm. A. White/Grubb & Ellis Inc.                                    New York
Wm. A. White/Tishman East Inc.                                     New York
White Commercial Real Estate                                       California

SUBSIDIARIES OF GRUBB & ELLIS MANAGEMENT SERVICES, INC.

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Crane Realty & Management Co.                                    California
GEMS Mexicana, S. de R.L. de C.V.                                Mexico
Grubb & Ellis Management Services of Canada, Inc.                Ontario, Canada
Grubb & Ellis Management Services of Colorado, Inc               California
      Trade Name: Grubb & Ellis Management Services, Inc.
Grubb & Ellis Management Services of Michigan, Inc.              Michigan
      Trade Name: Grubb & Ellis Management Services, Inc.

SUBSIDIARY OF CRANE REALTY & MANAGEMENT CO.

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Crane Realty Services, Inc.                                      California

SUBSIDIARIES OF GRUBB & ELLIS MANAGEMENT SERVICES OF CANADA, INC.

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Grubb & Ellis Facilities Services of Canada, Inc.                Ontario, Canada

SUBSIDIARIES OF HSM INC.

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------

Henry S. Miller Financial Corporation                            Texas
HSM Condominium Corporation                                      Texas
HSM Real Estate Securities Corporation                           Texas
Miller Capital Corporation                                       Texas
Miller Real Estate Services Corporation                          Texas

SUBSIDIARIES OF LANDAUER REALTY GROUP INC.

NAME AND                                                         STATE OF
--------                                                         --------
TRADE NAMES (if any)                                             INCORPORATION
--------------------                                             -------------
Landauer Securities, Inc.                                        Massachusetts
Landauer Hospitality International, Inc.                         Delaware

                                       2